Exhibit 10.1


                                                                  EXECUTION COPY
         _____________________________________________________________________









                           SANITEC INTERNATIONAL S.A.

   (a public limited liability company organised under the laws of Luxembourg)







                                (euro)260,000,000



                             9% Senior Note due 2012







                               PURCHASE AGREEMENT











         Dated:  30 April 2002

         _____________________________________________________________________

                           SANITEC INTERNATIONAL S.A.

       (a public limited liability organised under the laws of Luxembourg)

                                (euro)260,000,000
                             9% Senior Note due 2012




                               PURCHASE AGREEMENT

                                                                   30 April 2002

Merrill Lynch International
Merrill Lynch Financial Centre
2 King Edward Street
London  EC1A 1HQ England

Goldman Sachs International
Peterborough Court
133 Fleet Street
London  EC4A 2BB England

Bayerische Hypo- und Vereinsbank AG
Arabellastrasse 12
D-81925 Munich, Germany

Ladies and Gentlemen:

         Sanitec International S.A., a public limited liability company (societe anonyme) organised under the laws of Luxembourg with its registered office at 19-21 boulevard Prince Henri L-1724 Luxembourg (the "COMPANY"), confirms its agreement with Merrill Lynch International ("MERRILL LYNCH"), Goldman Sachs International ("GOLDMAN SACHS") and Bayerische Hypo- und Vereinsbank AG ("HypoVereinsbank") and each of the other Initial Purchasers named in Schedule A hereto (collectively, the "INITIAL PURCHASERS," which term shall also include any initial purchaser substituted as hereinafter provided in Section 11 hereof), for whom Merrill Lynch, Goldman Sachs and HypoVereinsbank are acting as representatives (in such capacity, the "REPRESENTATIVES"), with respect to the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in said Schedule A of (euro)260,000,000 aggregate principal amount of the Company's 9% Senior Notes due 2012 (the "NOTES"). The Notes are to be issued pursuant to an indenture, dated as of the Closing Time (as defined below) (the "INDENTURE"), between the Company and The Bank of New York, as trustee (the "TRUSTEE"). The Notes will be offered without being registered under the United States Securities Act of 1933, as amended (the "1933 ACT"). Notes sold by the Initial Purchasers within the United States to Qualified Institutional Buyers (as defined below) pursuant to Rule 144A of the 1933 Act ("RULE 144A") promulgated by the U.S. Securities and Exchange Commission (the



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"COMMISSION") will initially be represented by one global note certificate in registered form without interest coupons attached (the "144A GLOBAL NOTE") and Notes sold by the Initial Purchasers outside the United States pursuant to Regulation S under the 1933 Act ("REGULATION S") will initially be represented by one global note certificate in registered form without interest coupons attached (the "REG S GLOBAL NOTE," and together with the 144A Global Note, the "GLOBAL Notes"). The Global Notes will be issued by the Company and deposited with The Bank of New York, as custodian (the "CUSTODIAN"), and registered in the name of The Bank of New York Depository (Nominees) Limited, or its nominee, as common depositary (the "COMMON DEPOSITARY") for Euroclear Bank S.A./N.V. as operator of the Euroclear system ("EUROCLEAR") and Clearstream Banking, societe anonyme ("CLEARSTREAM," and together with Euroclear, the "DEPOSITARY"). Under certain circumstances as provided for in the Indenture, the Company will issue definitive registered Notes (the "DEFINITIVE REGISTERED NOTES") in exchange for part or all of the Global Notes. References herein to the Notes shall, unless the context otherwise requires, include the Global Notes and any Definitive Registered Notes.

         The proceeds from the Notes will be loaned by the Company to Sanitec Oy, a company organised under the laws of the Republic of Finland and a wholly-owned indirect subsidiary of the Company ("SANITEC"), pursuant to a Senior Notes Loan Agreement, to be dated as of the Closing Time (the "NOTES ON-LOAN"), between the Company and Sanitec. The proceeds from the Notes On-Loan will be used to repay in their entirety loans made pursuant to that certain EUR 245,000,000 Mezzanine Term Loan Facility Agreement, dated 26 April 2001, as amended, among certain affiliates of the Company, HypoVereinsbank, as arranger and underwriter, Bayerische Hypo- und Vereinsbank AG, London Branch, as mezzanine facility agent and security agent, and the financial institutions named therein.

         The holders of the Notes will be entitled to the benefits of the A/B Exchange Registration Rights Agreement relating to the Notes (the "REGISTRATION RIGHTS AGREEMENT") substantially in the form attached to the Indenture and to be dated as of the Closing Time between the Company and the Initial Purchasers pursuant to which the Company will agree, among other things, to file a registration statement (the "REGISTRATION STATEMENT") with the Commission registering under the 1933 Act notes issued by the Company under the Indenture (the "EXCHANGE NOTES"), containing terms identical to the Notes in all material respects (except for references to certain interest rate provisions, restrictions on transfers and restrictive legends).

         The holders of the Securities (as defined below) will be entitled to the benefits of (i) a Deed of Pledge, to be dated as of the Closing Time (the "FINNISH DEED OF PLEDGE"), between the Company and the Trustee pursuant to which the Company will, among other things, provide (A) upon the distribution of the outstanding capital stock of Sanitec to the Company, a second priority pledge on the issued and outstanding capital stock of Sanitec, (B) a first priority pledge over the receivables under the Notes On-Loan, (C) a first priority pledge over the receivables under a PIK On-Loan Agreement II made by the Company to Sanitec pursuant to which the proceeds from an intercompany loan by Pool Acquisition S.A., a company organized under Luxembourg law and parent entity of the Company (the "PARENT"), to the Company have been on-lent to Sanitec, and (D) a first priority pledge over the receivables under the Finnish Shareholder Loan Facility Agreement made by the Company to Sanitec pursuant to which the proceeds from a shareholder loan from the Parent to the Company are on-lent to Sanitec, and (ii) a Deed of Pledge of Registered Shares in a Private Limited Liability Company, to be dated prior to the Closing Time (the "DUTCH DEED OF



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PLEDGE," and together with the Finnish Deed of Pledge, the "DEEDS OF PLEDGE"), pursuant to which the Company will, among other things, provide a first priority pledge of the share capital of Pool Acquisition Netherlands B.V. (in liquidation) until such time as the capital stock of Sanitec is distributed to the Company, in each case, as security for performance under the Securities and certain Operative Documents (as defined below).

         The holders of the Securities will be entitled to the benefits of (i) the Agency Agreement relating to the Securities, to be dated as of the Closing Time (the "AGENCY AGREEMENT"), between the Company, the Trustee and The Bank of New York, in its capacity as paying agent and registrar of the Company (the "AGENT"), pursuant to which the Agent will perform its duties as set forth therein as agent for the Company, and (ii) the Intercompany On-Loans Subordination Agreement, to be dated as of the Closing Time (the "SUBORDINATION AGREEMENT"), between the Company, the Trustee and the Parent pursuant to which certain receivables from intercompany on-loans made by the Parent to the Company will be subordinated in right of payment to the notes.

         The Notes and the Exchange Notes are herein collectively referred to as the "SECURITIES." This Purchase Agreement, the Registration Rights Agreement, the Indenture, the Agency Agreement, the Deeds of Pledge, the Subordination Agreement, the Notes On-Loan and all other documents, agreements, instruments entered into or issued or to be entered into or issued by the Company, or any subsidiary in relation thereto or in connection with the consummation of the transactions contemplated herein and in the Offering Circular (as defined below) (including the issuance and sale of the Securities) are herein collectively referred to as the "OPERATIVE DOCUMENTS."

         The Company understands that the Initial Purchasers propose to make an offering of the Notes on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Notes to purchasers ("SUBSEQUENT PURCHASERS") at any time after this Purchase Agreement has been executed and delivered. The Notes are to be offered and sold through the Initial Purchasers without being registered under the 1933 Act, in reliance upon exemptions therefrom. Pursuant to the terms of the Notes and the Indenture, investors that acquire Notes may only resell or otherwise transfer such Notes if such Notes are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A or Regulation S).

         You have advised us that the Notes may be sold by Merrill Lynch & Co. as selling agent for Merrill Lynch, by Goldman, Sachs & Co. as selling agent for Goldman Sachs, and by HVB Capital Markets, Inc. as selling agent for HypoVereinsbank (collectively, the "RULE 144A SELLING AGENTS") to Qualified Institutional Buyers pursuant to Rule 144A.

         The Company has prepared and delivered to each Initial Purchaser copies of a preliminary offering circular dated 15 April 2002 (the "PRELIMINARY OFFERING CIRCULAR") and has prepared and will deliver to each Initial Purchaser, on the date hereof or the next succeeding day, copies of a final offering circular dated as of the date hereof (the "FINAL OFFERING CIRCULAR"), in each case, including the U.S. supplement thereto, each for use by such Initial Purchaser in connection with its solicitation of purchases of, or offering of, the Notes. "OFFERING CIRCULAR" means the Preliminary Offering Circular, the Final Offering Circular, or any amendment or supplement to either such document, including exhibits thereto, which have been prepared and delivered by the Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Notes.



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         SECTION 1. REPRESENTATIONS AND WARRANTIES BY THE COMPANY.

         (a) REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to each Initial Purchaser as of the date hereof and as of the Closing Time referred to in Section 2(b) hereof, and agrees with each Initial Purchaser, as follows:

             (i) OFFERING CIRCULAR. Each of the Preliminary Offering Circular and the Final Offering Circular, including any amendments or supplements thereto, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the opinions and intentions expressed therein with respect to the Company and its subsidiaries are honestly held and have been reached only after considering all relevant circumstances and are based upon reasonable assumptions, and all reasonable enquiries have been made by the Company to ascertain such facts and to verify the accuracy of all such information and statements; PROVIDED that this representation, warranty and agreement shall not apply to statements in, or omissions from, the Offering Circular made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through the Representatives expressly for use in the Offering Circular. Each of the Preliminary Offering Circular, the Final Offering Circular and any amendments or supplements thereto, as of their respective dates will contain all particulars and information required by, and will comply with, the Listing Rules (as defined below) and all other relevant statutes and regulations.

             (ii) INDEPENDENT ACCOUNTANTS. The accountants who certified the financial statements and supporting schedules included in the Offering Circular are independent public accountants with respect to the Company and its subsidiaries within the meaning of Rule 2-01 of Regulation S-X under the 1933 Act.

             (iii) FINANCIAL STATEMENTS OF THE COMPANY. The financial statements, together with the related schedules and notes, included in the Offering Circular present fairly the financial position of the Company and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the periods specified; such financial statements have been prepared in conformity with accounting principles generally accepted in Finland ("FINNISH GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Offering Circular present fairly in accordance with Finnish GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Offering Circular present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Circular. The assumptions used in preparing the pro forma financial statements included in the Offering Circular provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein and the related pro forma adjustments give appropriate effect to those assumptions.

             (iv) FINANCIAL STATEMENTS OF POOL ACQUISITION NETHERLANDS B.V. The financial statements, together with the related schedules and notes, included in the Offering Circular present fairly the financial position of Pool Acquisition Netherlands B.V., a company organised under the laws of the Netherlands and successor entity to Sanitec, and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of Pool Acquisition Netherlands B.V. and its consolidated subsidiaries



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for the periods specified; such financial statements have been prepared in conformity with Finnish GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Offering Circular present fairly in accordance with Finnish GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Offering Circular present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Circular. The assumptions used in preparing the pro forma financial statements included in the Offering Circular provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein and the related pro forma adjustments give appropriate effect to those assumptions.

             (v) FINANCIAL STATEMENTS OF SANITEC. The financial statements, together with the related schedules and notes, included in the Offering Circular present fairly the financial position of Sanitec and its consolidated subsidiaries at the dates indicated and the statement of operations, stockholders' equity and cash flows of Sanitec and its consolidated subsidiaries for the periods specified; said financial statements have been prepared in conformity with Finnish GAAP applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Offering Circular present fairly in accordance with Finnish GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Offering Circular present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Circular. The assumptions used in preparing the pro forma financial statements included in the Offering Circular provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein and the related pro forma adjustments give appropriate effect to those assumptions.

             (vi) NO MATERIAL ADVERSE CHANGE IN BUSINESS. Since the respective dates as of which information is given in the Offering Circular, except as otherwise stated therein, (A) there has been no material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a "MATERIAL ADVERSE EFFECT"), (B) there have been no transactions entered into by the Company or any of its subsidiaries, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiaries considered as one enterprise, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

             (vii) ORGANISATION OF THE COMPANY. The Company has been duly organised and is validly existing as a public company (societe anonyme) under the laws of Luxembourg and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular and to enter into and perform its obligations under the Securities and the Operative Documents (including this Purchase Agreement) and the transactions contemplated thereby; and the Company is duly qualified as a foreign corporation to transact business in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify would not result in a Material Adverse Effect.



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             (viii) GOOD STANDING OF SUBSIDIARIES. Except as otherwise disclosed in the Offering Circular, each subsidiary of the Company has been duly organised and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation or organisation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect; except as otherwise disclosed in the Offering Circular, all of the issued and outstanding capital stock of each of the Company's subsidiaries has been duly authorised and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of the Company's subsidiaries was issued in violation of any pre-emptive or similar rights of any security holder of such subsidiary. Schedule B hereto sets forth a complete list of each subsidiary of the Company with the relevant jurisdiction of incorporation or organisation and the Company's direct and indirect ownership thereof.

             (ix) CAPITALISATION. The issued and outstanding capital stock of the Company is as set forth in the financial statements, including the schedules and notes, included in the Offering Circular under the caption "Capitalization". The shares of issued and outstanding capital stock of the Company has been duly authorised and validly issued and is fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the pre-emptive or other similar rights of any of their respective securityholders. The Company has no authorised but unissued capital stock.

             (x) AUTHORISATION OF OPERATIVE DOCUMENTS. Each Operative Document to which the Company is a party has been duly authorised by the Company and, when executed and delivered by the Company and any additional parties thereto, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganisation, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The Finnish Deed of Pledge (A) when executed, delivered and perfected as provided for therein upon the distribution of the capital stock of Sanitec to the Company will create a valid and enforceable second priority pledge of the capital stock of Sanitec in favour of the holders of the Securities, and (B) when executed and delivered will create a valid and enforceable first priority pledge of the Notes On-Loan and each additional intercompany on-loan covered thereby in favour of the holders of the Securities. The Dutch Deed of Pledge when executed and delivered will create a valid and enforceable first priority pledge of the Pool Acquisition Shares. On or prior to the Closing Time, the Company will have undertaken any necessary notifications required under applicable law for the perfection of the security interests as provided for in, and in accordance with, the Deeds of Pledge.

             (xi) AUTHORISATION OF THE SECURITIES. The Notes have been duly authorised and, at the Closing Time, will have been duly executed, authenticated, issued and delivered as provided in this Purchase Agreement, will be enforceable in accordance with their terms,



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except as the enforcement thereof may be limited by bankruptcy, insolvency
(including, without limitation, all laws relating to fraudulent transfers), reorganisation, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

             (xii) AUTHORISATION OF NOTES ON-LOAN. The Notes On-Loan has been duly authorised by Sanitec and, when executed and delivered by Sanitec and any additional parties thereto, will constitute a valid and binding agreement of Sanitec, enforceable against Sanitec in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganisation, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

             (xiii) TRANSFER TAXES. No capital, transfer, stamp duty, stamp duty reserve or other documentary, issuance or transfer taxes or duties are payable by or on behalf of the Initial Purchasers in Luxembourg, the United Kingdom, the United States, Finland or the Netherlands, or, in each case, any political sub-division or taxing authority thereof or therein on (A) the creation, issue or delivery by the Company of the Notes pursuant hereto or the sale thereof, (B) the execution and delivery of the Operative Documents, (C) the pledge of the collateral pursuant to the Deeds of Pledge, (D) the making of, or payment under, the Notes On-Loan or any other on-loan related to the proceeds from the sale of the Notes; or (E) the consummation of the transactions contemplated by this Purchase Agreement.

             (xiv) DESCRIPTION OF THE SECURITIES AND THE OPERATIVE DOCUMENTS. The Securities and each Operative Document will conform in all material respects to the respective statements relating thereto contained in the Offering Circular and will be in substantially the respective forms last delivered to the Initial Purchasers prior to the date of this Purchase Agreement. There are no agreements or documents that would otherwise be required to be disclosed or described in a registration statement on Form F-1 under the 1933 Act which have not been so disclosed and described in the Offering Circular.

             (xv) ABSENCE OF DEFAULTS AND CONFLICTS. Neither the Company nor any of its subsidiaries is in violation of its respective articles of incorporation, charter, by-laws or similar organisational documents or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, pledge agreement, note, guarantee, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which or any of them may be bound, or to which any of the property or assets of the Company or any of its subsidiaries is subject (collectively, "AGREEMENTS AND INSTRUMENTS") except for such defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of each Operative Document, the Securities and any other agreement or instrument entered into or issued or to be entered into or issued by the Company or its subsidiaries in connection with the transactions contemplated hereby or thereby or in the Offering Circular and the consummation of the transactions contemplated herein and in the Offering Circular (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Circular under the caption "USE OF PROCEEDS") and compliance by the Company with its obligations hereunder and thereunder have been duly authorised by all necessary corporate action and do not and



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will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their assets, properties or operations except for such violations that, singly or in the aggregate, would not result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the articles of incorporation, charter, by-laws or other organisational documents of the Company or any of its subsidiaries. As used herein, a "REPAYMENT EVENT" means any event or condition which gives the holder of any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, guarantee, lease, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

             (xvi) ABSENCE OF LABOUR DISPUTE. No labour dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company or any of its subsidiaries, is imminent except as would not, singly or in the aggregate, result in a Material Adverse Effect. The Company and its subsidiaries are in compliance with all applicable laws relating to environmental and worker safety standards except as would not, singly or in the aggregate, result in a Material Adverse Effect.

             (xvii) ABSENCE OF PROCEEDINGS. Except as disclosed in the Offering Circular, there is no action, suit, proceeding or inquiry before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Company or any of its subsidiaries in the aggregate or the consummation of the transactions contemplated by this Purchase Agreement or the performance by the Company of its obligations pursuant to each Operative Document and the Securities. The aggregate of all pending legal or governmental proceedings to which the Company or any of its subsidiaries is a party or of which any of their respective property or assets is the subject which are not described in the Offering Circular, including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material Adverse Effect.

             (xviii) POSSESSION OF INTELLECTUAL PROPERTY. The Company and its subsidiaries own or possess adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, the "INTELLECTUAL PROPERTY") necessary to carry on the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of, or conflict with, asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the



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subject of any unfavourable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, would result in a Material Adverse
Effect.

             (xix) POSSESSION OF LICENSES AND PERMITS. The Company and its subsidiaries possess such permits, licenses, approvals, consents, exemptions, franchises, and other authorisations (collectively, "GOVERNMENTAL LICENSES") issued by the appropriate national, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them and the Company and its subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses and with the rules and regulations of the regulatory authorities and governing entities having jurisdiction with respect thereto, except where the failure so to comply would not, singly or in the aggregate, have a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and neither the Company nor any of its subsidiaries has received any notice of, or is aware of, any proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavourable decision, ruling or finding, would result in a Material Adverse Effect.

             (xx) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorisation, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations under the Operative Documents, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by the Operative Documents or for the due execution, delivery or performance of the Operative Documents by the Company, other than as contemplated by Section 3(r) of this Purchase Agreement and except such as have been already obtained or may be required under the 1933 Act in connection with the Company's obligations under the Registration Rights Agreement.

             (xxi) TITLE TO PROPERTY. The Company and its subsidiaries have good and marketable title to all real property owned by them and good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (A) are described in the Offering Circular, or (B) do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its subsidiaries; and all of the leases and subleases material to the business of the Company and its subsidiaries, considered as one enterprise, and under which the Company or any of its subsidiaries holds properties described in the Offering Circular, are in full force and effect, and neither the Company nor any of its subsidiaries is aware of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of such the Company or any subsidiary thereof to the continued possession of the leased or subleased premises under any such lease or sublease.

             (xxii) ENVIRONMENTAL LAWS. Except as described in the Offering Circular and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor any of its subsidiaries is in violation of any national, state, local or foreign statute, law, rule, regulation, ordinance, code or rule of common law, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "HAZARDOUS MATERIALS") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "ENVIRONMENTAL LAWS"), (B) the Company and its subsidiaries have all permits, authorisations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of non-compliance, violation or investigation, or proceedings relating to any Environmental Law against the Company or any of its subsidiaries, and (D) to the best of the Company's knowledge after due inquiry, there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or Environmental Laws.

             (xxiii) INSURANCE. The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance the Company believes to be appropriate and is in amounts and insures against such losses or risks as are customary in the industry in which the Company and its subsidiaries operate, and all such insurance is in full force and effect. Neither the Company or any of its subsidiaries has received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made (other than capital improvements or other expenditures that have been made) in order to continue such insurance except such notices as are not reasonably likely to have a Material Adverse Effect.

             (xxiv) RELATED PARTY TRANSACTIONS. No relationship, direct or indirect, exists between or among any of the Company and its subsidiaries, on the one hand, and any director, officer, shareholder, affiliate, customer or supplier of any of them, on the other hand, which would be required by the 1933 Act or by the rules and regulations promulgated pursuant thereto to be disclosed in a registration statement on Form F-1 which is not so disclosed in the Offering Circular.

             (xxv) SUPPLIERS. No supplier of raw materials to the Company or any of its subsidiaries has ceased shipments of raw materials to the Company or any of its subsidiaries, other than in the normal and ordinary course of business consistent with past practices, which cessation would result in a Material Adverse Effect.

             (xxvi) ACCOUNTING CONTROLS. The Company and its consolidated subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorisations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with Finnish GAAP and to maintain accountability for assets, (C) access to assets is permitted only in accordance with management's general or specific authorisation, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

             (xxvii) ANTITRUST. Except as described in the Offering Circular and except such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, neither the Company nor any of its subsidiaries is currently or has reason or notice to believe that it will be in the future a party to, or directly or indirectly concerned in, an agreement, arrangement, understanding or practice (whether or not legally binding) which has been, is or may (A) contravene any treaty, regulation or directive of the European Community relating to competition or trade, or any local competition or trade laws of any other jurisdiction; (B) be registrable, unenforceable or void or rendering the Company, its subsidiaries or any of their respective officers, directors or employees liable to administrative, civil or criminal proceedings under any competition legislation, trade regulation or similar legislation, or (C) be the subject of any investigation by any competent authority in respect of any provision of any competition legislation, trade regulation or similar legislation in any jurisdiction. Except as specifically described in the Offering Circular and except as such matters as would not, singly or in the aggregate, result in a Material Adverse Effect, neither the Company nor any of its subsidiaries is currently, or has reason to believe that it will be, engaged in (whether on its own or jointly with any other person) any conduct which amounts to the abuse of a dominant position in a market which may affect competition within the European Union or any part of it.

             (xxviii) UNLAWFUL CONTRIBUTIONS. Neither the Company nor any of its subsidiaries nor any director, officer, agent, employee or other person acting with specific instruction from the Company or any of its subsidiaries has (A) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (B) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (C) caused the Company or any of its subsidiaries to be in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 or other national or local law regulating the payments of bribes to government officials or employees, or (D) made any bribe or other unlawful payment.

             (xxix) MONEY LAUNDERING AND UNLAWFUL FINANCIAL ACTIVITIES. Neither the Company nor any of its subsidiaries nor any director, officer, agent, employee or other person acting with specific instruction from the Company or any of its subsidiaries has caused the Company or any of its subsidiaries to be in violation of any European Community directive, national or foreign statute, or administrative regulation relating to money-laundering, unlawful financial activities, or control and prevention of terrorism.

             (xxx) OTHER INDEBTEDNESS. No event of default exists under any contract, indenture, mortgage, loan, agreement, note, lease or other agreement or instrument constituting "INDEBTEDNESS" (as defined in the Indenture) that either, singly or in the aggregate, could result in a Material Adverse Effect or could result in a cross-default under any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, guarantee, lease, debenture or other evidence of Indebtedness (including the Indenture).

             (xxxi) INVESTMENT COMPANY ACT. Neither the Company nor any of its subsidiaries are and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Circular will be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 ACT").

             (xxxii) SIMILAR OFFERINGS. Neither the Company nor any of its "affiliates," as such term is defined in Rule 501(b) under the 1933 Act (each, an "AFFILIATE"), has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of any security which is or would be integrated with the sale of the Notes in a manner that would require the Notes to be registered under the 1933 Act. The Company will take reasonable precautions designed to insure that any offer or sale, direct or indirect, in the United States or to any U.S. person (as defined in Rule 902 under the 1933 Act) of any Securities or any substantially similar security issued by the Company, within six months subsequent to the date on which the distribution of the Notes has been completed (as notified to the Company by the Initial Purchasers), is made under restrictions and other circumstances reasonably designed not to be integrated with the offer and sale of the notes.

             (xxxiii) RULE 144A ELIGIBILITY. The Notes are eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under Section 6 of the U.S. Securities and Exchange Act of 1934, as amended (the "1934 Act"), or quoted in a U.S. automated interdealer quotation system. Each of the Preliminary Offering Circular and the Final Offering Circular, as of their respective dates, contains all of the information that, if requested by a prospective purchaser of the Notes on such date, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the 1933 Act.

             (xxxiv) NO GENERAL SOLICITATION. None of the Company, its Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) (A) within the six-month period prior to the date hereof, offered or sold in the United States or to any U.S. person (as such terms are defined in Regulation S) the Securities or any security of the same class or series as the Securities, or (B) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

             (xxxv) NO REGISTRATION REQUIRED. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 and the procedures set forth in Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Notes to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Purchase Agreement and the Offering Circular to register the offer and sale of the Notes under the 1933 Act or to qualify the Indenture under the U.S. Trust Indenture Act of 1939, as amended (the "1939 ACT").

             (xxxvi) NO DIRECTED SELLING EFFORTS. (A) none of the Company, its Affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S, and
(B) each of the Company and its Affiliates and any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has complied and will comply with the offering restrictions requirement of Regulation S. The sale of the Notes pursuant to Regulation S and Rule 144A is not a part of a plan or scheme to evade the registration provisions of the 1933 Act.

             (xxxvii) SUBSTANTIAL U.S. MARKET INTEREST. There is no "substantial U.S. market interest" as defined in Rule 902(j) of Regulation S in the Company's debt or equity securities.

             (xxxviii) PORTAL. Application has been made for the Notes to be eligible for trading in the Portal Market ("PORTAL"), a subsidiary of the Nasdaq Stock Market Inc.

             (xxxx) FOREIGN PRIVATE ISSUER. The Company is a "foreign private issuer" (as such term is defined in the rules and regulations under the 1933 Act and the 1934 Act).

             (xxxxi) LUXEMBOURG LISTING. Application has been made to list the Notes on the Luxembourg Stock Exchange and, in connection therewith, the Company prepared and submitted to the Luxembourg Stock Exchange a listing application with respect to the Notes (the "LISTING Application"). The Listing Application
(A) complies in all material respects with the requirements of the Luxembourg Stock Exchange, and (B) has been submitted to the Luxembourg Stock Exchange. There is no requirement of the Luxembourg Stock Exchange to deliver any document other than the Offering Circular to prospective purchasers or purchasers of the Notes from the Initial Purchasers in connection with the offer and sale by the Initial Purchasers of the Notes.

             (xxxxii) SALE PROCEEDS. None of the proceeds of the sale of the Securities will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation G, T, U, or X of the Board of Governors of the U.S. Federal Reserve System (the "FEDERAL RESERVE BOARD"). The indebtedness represented by the Securities and any related intercompany loans is being incurred for proper purposes and in good faith.

             (xxxxiii) ENGLISH JURISDICTION. The Company has the power to submit, and has, or in the case of the those Operative Documents subject to English law to be dated as of the Closing Time, will have at the Closing Time, legally, validly, effectively and irrevocably submitted to the jurisdiction of any English court, and have the power to designate, appoint and empower and have or, with respect to those Operative Documents dated as of the Closing Time, will have at the Closing Time legally, validly, effectively and irrevocably designated, appointed and empowered, an agent for service of process in any suit or proceeding based on or arising under the Securities or the Operative Documents in any English court as provided in such Operative Documents.

             (xxxxiv) TAX RETURNS. All income tax returns of the Company, and its subsidiaries required by law to be filed have been filed and all taxes shown by such returns or otherwise assessed, which are due and payable, have been paid, except assessments against which appeals have been or will be promptly taken and as to which adequate reserves have been provided. The Company and its subsidiaries have filed all other tax returns that are required to have been filed by them pursuant to applicable foreign, national, state, local or other law, and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company and its subsidiaries, except for such taxes, if any, as are being contested in good faith and by appropriate proceedings and as to which adequate reserves have been provided, except to the extent that the failure to do so would not reasonably be likely to either result in a Material Adverse Effect or cause a default under any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, guarantee, lease, debenture or other evidence of Indebtedness (including the Indenture). The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of all tax liabilities of the Company, and its subsidiaries for any years not finally determined are adequate to meet any assessments or re-assessments for additional tax for any years not finally determined, except to the extent of any inadequacy that would not reasonably be likely to result in a Material Adverse Effect.

             (xxxxv) SOLVENCY; LIQUIDATION. The Company and each of its subsidiaries are, and immediately after the Closing Time will be, Solvent, except as described in the Offering Circular or to the extent any non-material subsidiary is not Solvent, such failure to be Solvent would neither result in a Material Adverse Effect nor cause a default under any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, guarantee, lease, debenture or other evidence of Indebtedness (including the Indenture). As used herein, the term "SOLVENT" means, with respect to the Company and each of its subsidiaries on a particular date, that on such date (A) the fair market value of the assets of such entity is greater than the total amount of liabilities (including contingent liabilities) of the entity, (B) the present fair saleable value of the assets of such entity is greater than the amount that will be required to pay the probable liabilities of the entity on its debts as they become absolute and matured, (C) such entity is able to realise upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature, and (D) such entity does not have unreasonably small capital. Except as disclosed in the Offering Circular, no proceedings have been commenced for purposes of, and no judgment has been rendered for, the liquidation, bankruptcy or winding-up of the Company or any of its subsidiaries except to the extent such proceedings relate to the voluntary liquidation or winding-up of a non-material subsidiary of the Company and the result of such liquidation or winding-up would not result in a Material Adverse Effect.

             (xxxxvi) REGISTRATION RIGHTS. There are no persons (other than pursuant to the Registration Rights Agreement) with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

             (xxxxvii) STABILISATION OR MANIPULATION. Neither the Company nor any of its Affiliates, nor any person acting on its or their behalf, has taken or will take, directly or indirectly, any action designed to cause or to result in, or that has constituted or which might be expected to constitute, the stabilisation or manipulation of the price of any security to facilitate the sale or resale of the Securities in violation of any applicable law.

             (xxxxviii) SELLING EFFORTS. The Company has not distributed and, prior to the later to occur of (A) the Closing Time, and (B) completion of the distribution of the Notes, will not distribute any material in connection with the offering and sale of the Securities other than the Offering Circular or other materials, if any, permitted by the 1933 Act and the Financial Services and Markets Act 2000 ("FSMA") (or regulations promulgated pursuant to the 1933 Act or FSMA) and approved by the Representatives.

         The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section 5 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations, and the Company hereby consents to such reliance.

         (b) OFFICER'S CERTIFICATES. Any certificate signed by any director or officer of the Company or any of its subsidiaries delivered to the Representatives or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company to each Initial Purchaser as to the matters covered thereby.

         SECTION 2. Sale and Delivery to Initial Purchasers; Closing.

         (a) SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Initial Purchaser, severally and not jointly, and each Initial Purchaser, severally and not jointly, agrees to purchase from the Company, the principal amount of Notes set forth in Schedule A opposite the name of such Initial Purchaser at a purchase price equal to 97.250% of the principal amount thereof, plus any additional principal amount of Securities which such Initial Purchaser may become obligated to purchase pursuant to the provisions of
Section 11 hereof (the "PURCHASE PRICE").

         (b) PAYMENT OF PURCHASE PRICE. Payment of the Purchase Price for, and delivery of certificates for, the Notes shall be made at the office of Latham & Watkins or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 A.M. (London time) on the fifth Business Day after the date hereof (unless postponed in accordance with the provisions of Section 11), or such other time not later than ten Business Days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the "CLOSING TIME"). As used herein, a "BUSINESS DAY" shall mean any calendar day of the week (excluding Saturday, Sunday and statutory holidays) on which the banks in London, England are open for business.

         Payment shall be made to the Company by wire transfer of immediately available funds in Euros to a bank account or accounts designated by the Company, against delivery to the Representatives for the respective accounts of the Initial Purchasers of certificates for the Notes to be purchased by them. It is understood that each Initial Purchaser has authorised the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Notes which it has agreed to purchase. Any Initial Purchaser, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the Purchase Price to be purchased by any other Initial Purchaser whose funds have not been received by the Closing Time, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

         (c) PAYMENT OF EXPENSES. Concurrently with the purchase of the Notes and payment of the Purchase Price by the Initial Purchasers, the Company shall pay to the Initial Purchasers by wire transfer of immediately available funds in euros to a bank account or accounts designated by the Representatives for such purpose any costs and expenses for which the Company has agreed to pay the Initial Purchasers pursuant to Section 4 of this Purchase Agreement.

         (d) DENOMINATIONS; REGISTRATION. The Company shall cause the Global Notes to be registered in the name of the Common Depositary, for credit at the Closing Time to the accounts as the Representatives may request in writing at least one Business Day before the Closing Time. Certificates for the Global Notes, duly executed on behalf of the Company and authenticated in accordance with the Indenture and Agency Agreement, shall be delivered to the Common Depositary. The certificates representing the Global Notes shall be made available for examination by the Initial Purchasers and their representatives in London, England not later than 10:00 A.M. on the last Business Day prior to the Closing Time.

         (e) STABILISATION. In connection with this issue of Notes, Goldman Sachs International and its affiliates or anyone acting on their behalf may over-allot or effect transactions which stabilise or maintain the market price of the Notes at a level which might not otherwise prevail and no other person will effect such transactions (whether in the open market or otherwise). Such stabilising, if commenced, may be discontinued at any time. Such stabilising shall be conducted in accordance with all applicable laws and rules. Any loss or profit sustained as a consequence of any such over-allotment or stabilising shall, as against the Company, be for the account of Goldman Sachs International. The Initial Purchasers acknowledge that the Company has not authorised the creation and issue of Notes in excess of, and shall not issue Notes that exceed, (euro)260,000,000 in aggregate principal amount.

         SECTION 3. Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

         (a) OFFERING CIRCULAR. The Company, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Preliminary Offering Circular, the Final Offering Circular and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

         (b) NOTICE AND EFFECT OF MATERIAL EVENTS. So long as the Securities are outstanding, the Company, as promptly as possible, will notify each Initial Purchaser of (i) any public filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (ii) prior to the completion of the placement of the Notes by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material changes in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise which (A) make any statement in the Offering Circular false or misleading, or (B) are not disclosed in the Offering Circular. In such event or if during such time any event shall occur as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Circular in order that the Final Offering Circular not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Final Offering Circular by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Offering Circular (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Circular will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

         (c) AMENDMENT TO OFFERING CIRCULAR AND SUPPLEMENTS. The Company will advise each Initial Purchaser promptly of any proposal to amend or supplement the Offering Circular and will not effect such amendment or supplement without the consent of the Initial Purchasers. Neither the consent of the Initial Purchasers, nor the Initial Purchaser's delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in
Section 5 hereof.

         (d) QUALIFICATION OF SECURITIES FOR OFFER AND SALE. The Company will cooperate with the Initial Purchasers to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions as the Representatives may designate and will maintain such qualifications in effect as long as required for the sale of the Securities; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject.

         (e) RATING OF SECURITIES. The Company shall take all reasonable action necessary to enable Standard & Poor's Ratings Services, a division of McGraw Hill, Inc. ("S&P"), and Moody's Investors Service Inc. ("MOODY'S") to provide their respective credit ratings of the Securities.

         (f) EUROCLEAR AND CLEARSTREAM. The Company will cooperate with the Representatives and use its best endeavours to permit the Securities to be eligible for clearance and settlement through the facilities of Euroclear and Clearstream and will assist the Initial Purchasers in obtaining the approval of Euroclear and Clearstream for "book-entry" transfer of the Securities in global form.

         (g) USE OF PROCEEDS. The Company will use the proceeds received by it from the sale of the Securities in the manner specified in the Offering Circular under "Use of Proceeds."

         (h) RESTRICTION ON SALE OF SECURITIES. During a period of 180 days from the date of the Offering Circular, the Company will not, without the prior written consent of the Representatives, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, or otherwise dispose of, any other debt securities of the Company or securities of the Company that are convertible into, or exchangeable for, the Securities or such other debt securities (other than the Exchange Notes). The Company will not, and will not permit any of its Affiliates to, purchase and resell any Securities which constitute "restricted securities" under Rule 144A that have been re-acquired by them.

         (i) PORTAL DESIGNATION. The Company will use its best endeavours to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market.

         (j) LISTING ON SECURITIES EXCHANGE. The Company will use its best endeavours to (i) effect the listing of the Notes on the Luxembourg Stock Exchange to be effective at the Closing Time, (ii) effect the listing of the Exchange Notes to be effective at the time the Registration Statement is declared effective by the Commission, and (iii) maintain the listing of the Securities on the Luxembourg Stock Exchange for so long as such Securities are outstanding. In connection with the foregoing, the Company will, on or prior to the date on which the Securities are approved for listing on the Luxembourg Stock Exchange, submit to the Luxembourg Stock Exchange the Offering Circular and each document in final form as required by Article 6 and Appendix I of the grand ducal regulation of 28 December, 1990 on the requirements for the drawing-up, scrutiny and distribution of the prospectus to be published where transferable securities are offered to the public or of listing particulars to be published for the admission of transferable securities to official stock exchange listing (as amended) (the "LISTING RULES"). If the Securities are approved for listing on the Luxembourg Stock Exchange, the Company will publish the Offering Circular (and, if appropriate, any supplemental Offering Circular) as required by the Listing Rules. The Company will comply with the Listing Rules and all applicable provisions of the Luxembourg Stock Exchange's internal rules and regulations; and the Company will make available sufficient copies of the Offering Circular or Registration Statement, as the case may be, at the registered office of the Company and the other locations referred to in the Offering Circular or Registration Statement, as the case may be, as required by the Luxembourg Stock Exchange.

         (k) COMPLETION OF RESTRUCTURING. The Company will restructure or will cause to be restructured certain debt obligations of its subsidiaries so that on or prior to the Closing Time (i) the Parent becomes the borrower under that certain EUR 60,000,000 PIK Loan Agreement with HypoVereinsbank, and (ii) the Parent becomes the borrower under that certain Shareholder Loan Agreement, dated 26 April 2001, as amended, with certain investors identified therein, the result of which the obligations under such agreements will each be structurally subordinated to the obligations of the Company under the Indenture and the Securities (collectively, the "DEBT TRANSFER AND ASSUMPTION").

         (l) INVESTMENT COMPANY. The Company will not be or become at any time, an open-end investment trust, a unit investment trust or face-amount certificate company that is or is required not to be registered under Section 8 of the 1940 Act, and it will not become a closed-end investment company required to be registered, but not registered, thereunder.

         (m) RESALE RESTRICTIONS. During the period of two years after the Closing Time, the Company will, upon request, furnish to the Representatives, each of the other Initial Purchasers and any holder of Securities a copy of the restrictions on transfer if applicable to the Securities.

         (n) PRESS RELEASES. Prior to the Closing Time and for 90 days subsequent to the Closing Time, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the issue of the Securities, the Company or any of its subsidiaries, the condition, financial or otherwise (except for routine communications in the ordinary course of business and consistent with past practice), or the earnings, business affairs or business prospects of the Company or any of its subsidiaries, without the prior consent of the Initial Purchasers (which consent shall not be unreasonably withheld), unless in the judgment of the Company and its counsel, and after notification to the Initial Purchasers such press release or communication is required by law or except as issued in accordance with the 1933 Act and the rules and regulations promulgated thereunder.

         (o) DELIVERY OF MATERIALS. So long as the Securities are outstanding, the Company will furnish to the Initial Purchasers as soon as practicable after availability thereof, all reports and other information delivered by the Trustee to the holders of the Securities under the Indenture. During a period of five years from the date of the Final Offering Circular, but only to the extent Securities are outstanding, the Company will furnish to the Initial Purchasers copies of all reports or other communications (financial or other) furnished to, or made generally available to, holders of any class of security of either the Company, its subsidiaries or its direct or indirect parent entities as a whole, and to deliver to the Initial Purchasers as soon as they are available, copies of any reports and financial statements furnished to or filed (other than on a confidential basis) with the Commission or any other securities exchange on which any class of securities of the Company, its subsidiaries or its direct or indirect parent entity is listed.

         (p) REGULATION M. In connection with the offering of the Securities, until the Initial Purchasers shall have notified the Company of the completion of the resale of the

Securities, the Company will not cause their affiliated purchasers (as defined in Regulation M under the 1934 Act) to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and the Company will not cause their affiliated purchasers to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Securities.

         (q) RESTRICTIONS ON TRANSFER OF PLEDGED ASSETS. Except as set forth in the Deeds of Pledge, the Company will not transfer title or assign the benefits of either the Sanitec capital stock, the Notes On-Loan, or any other collateral pledged thereunder.

         (r) DISTRIBUTION OF SANITEC SHARES. The Company will do and perform all things required or necessary to have transferred to the Company all of the Sanitec capital stock and all other assets of Pool Acquisition Netherlands, B.V. (in liquidation), a direct subsidiary of the Company currently in liquidation, on or prior to December 31, 2002, whether through completion of the dissolution and liquidation of Pool Acquisition Netherlands, B.V. (in liquidation) or otherwise, as a result of such transfer, among other things, the Company will become the direct parent entity of Sanitec and will hold all of the issued and outstanding Sanitec capital stock. Upon such transfer, the Company shall cause all notifications required by the Deeds of Pledge to be made and to take all actions necessary to provide that the pledge of the Sanitec capital stock under the Finnish Deed of Pledge for the benefit of the Trustee and the holders of the Securities is duly and validly perfected as a second priority pledge benefiting the holders of the Securities.

         (s) FURTHER ASSURANCES. The Company will use its best endeavours to do and perform all things required or necessary to be done and performed under this Purchase Agreement by it prior to the Closing Time and to satisfy all conditions precedent to the delivery of the Notes.

         SECTION 4. Payment of Expenses.

         (a) EXPENSES.

             (i) COMPANY EXPENSES. The Company will pay all expenses incidental to the performance of its obligations under the Operative Documents, including
(A) the preparation, printing, delivery to the Initial Purchasers and any filing of the Preliminary Offering Circular and the Final Offering Circular (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (B) the preparation, printing and delivery to the Initial Purchasers of this Purchase Agreement, any Operational Document and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (C) the preparation, issuance and delivery of the certificates for the Notes to the Initial Purchasers, including any transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Notes to the Initial Purchasers and any charges of Euroclear and Clearstream in connection therewith, (D) the fees and disbursements of the Company's counsel, accountants and other advisors, (E) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(d) hereof, including filing fees and the reasonable fees and disbursements of counsel (up to a maximum of (euro)7,000) for the Initial Purchasers in connection therewith and in connection with the preparation of the Blue Sky Survey, any supplement thereto,
(F) the fees and expenses of the Trustee, registrar and paying agent, including the fees and disbursements of their counsel in connection with the Indenture and the Securities, (G) any fees payable in connection with the rating of the Securities, (H) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322, and
(I) any fees and expenses payable, including fees and expenses of the Luxembourg Listing Agent, in connection with the initial and continued listing of the securities on any securities exchange (including the Luxembourg Stock Exchange).

             (ii) INITIAL PURCHASERS EXPENSES. Except as otherwise agreed among the Company and the Initial Purchasers, the Initial Purchasers will pay their own legal fees and expenses incidental to the performance of their obligations incurred in respect of the offering of the Notes (including the travel expenses of the representatives of the Initial Purchasers in connection with the roadshow); PROVIDED HOWEVER, if the Closing Time does not occur on or before December 31, 2002, the Company will at such time reimburse the Initial Purchasers for the legal fees and expenses of their counsel incurred through such date, such reimbursement to be repaid to the Company at the Closing Time by the Initial Purchasers if and when the Closing Time was to occur.

             (iii) ROADSHOW EXPENSES. The Company, on the one hand, and the Initial Purchasers as a group, on the other hand, agree to each pay 50% of the costs of the roadshow (other than travel of the representatives of each party), including, without limitation, the cost of meeting rooms and facilities, meals, refreshments, presentations and other out-of-pocket expenses incurred in connection with the roadshow. Each party will pay all travel expenses of their respective representatives incurred in connection with the roadshow.

             (iv) OTHER EXPENSES. The Company shall reimburse the Initial Purchasers for the legal fees and expenses of their counsel incurred in connection with (A) any required modification and amendment of any pre-existing loan documentation necessary to permit the issuance and sale of the Securities (up to a maximum of (euro)75,000), and (B) the Debt Transfer and Assumption.

         (b) VALUE ADDED TAX. All amounts payable by the Company under this Purchase Agreement shall be exclusive of Value Added Tax or any similar taxes ("V.A.T."). All amounts charged by the Initial Purchasers or for which the Initial Purchasers are to be reimbursed will include V.A.T., where appropriate. In addition, all such amounts shall be paid free and clear of, and without any deduction or withholding for or on account of, any current or future taxes, levies, imports, duties, charges or other deductions or withholdings levied in any jurisdiction from or through which payment is made or where the payer is located unless such deduction or withholding is required by applicable law, in which event the Company shall pay additional amounts so that the persons entitled to such payments receive the amount that such persons would otherwise have received but for such deduction or withholding.

         SECTION 5. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties of the Company contained in
Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

         (a) OPINION OF UK COUNSEL FOR THE COMPANY. At the Closing Time, the Representatives shall have received the favourable opinion, dated as of the Closing Time, of CMS Cameron McKenna, English counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers to the effect set forth in Exhibit A hereto and to such further effect as counsel to the Initial Purchasers may reasonably request. Such opinion should include the consent of CMS Cameron McKenna to the use of its name on the Offering Circular under the headings "Enforcement of Liabilities and Service of Process" and "Risk Factors - The indenture and the notes are governed by, and construed in accordance with, English law."

         (b) OPINION OF U.S. COUNSEL FOR THE COMPANY. At the Closing Time, the Representatives shall have received the favourable opinion, dated as of the Closing Time, of Thacher Proffitt & Wood, United States counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers to the effect set forth in Exhibit B hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

         (c) OPINION OF LUXEMBOURG COUNSEL FOR THE COMPANY. At the Closing Time, the Representatives shall have received the favourable opinion, dated as of the Closing Time, of Elvinger Hoss & Prussen, Luxembourg counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers to the effect set forth in Exhibit C hereto and to such further effect as counsel to the Initial Purchasers may reasonably request. Such opinion shall include the consent of Elvinger, Hoss & Prussen to the use of its name in the Offering Circular under the heading "Enforcement of Liabilities and Service of Process."

         (d) OPINION OF FINNISH COUNSEL FOR THE COMPANY. At the Closing Time, the Representatives shall have received the favourable opinion, dated as of the Closing Time, of Dittmar & Indrenius, Finnish counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchasers, together with signed or reproduced copies of such letter for each of the other Initial Purchasers to the effect set forth in Exhibit D hereto and to such further effect as counsel to the Initial Purchasers may reasonably request.

         (e) OPINION OF U.S. AND ENGLISH COUNSEL FOR INITIAL PURCHASERS. At the Closing Time, the Representatives shall have received signed copies of an opinion or opinions of Latham & Watkins, United States and English counsel for the Initial Purchasers, dated as of the Closing Time, in form, substance and number reasonably satisfactory to the Representatives.

         (f) OPINION OF LUXEMBOURG COUNSEL FOR INITIAL PURCHASERS. At the Closing Time, the Representatives shall have received signed copies of an opinion or opinions of Arendt & Medernach, Luxembourg counsel for the Initial Purchasers, dated as of the Closing Time, in form, substance and number reasonably satisfactory to the Representatives.

         (g) OPINION OF FINNISH COUNSEL FOR INITIAL PURCHASERS. At the Closing Time, the Representatives shall have received signed copies of an opinion or opinions of Waselius & Wist, Finnish counsel for the Initial Purchasers, dated as of the Closing Time, in form, substance and number reasonably satisfactory to the Representatives.

         (h) OFFICERS' CERTIFICATE. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Circular, any material adverse change or any development involving a prospective material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of two members of the board of directors of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change or any development involving a prospective material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

         (i) ACCOUNTANTS' COMFORT LETTER. At the time of the execution of this Purchase Agreement, the Representatives shall have received from KPMG Wideri Oy Ab a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Initial Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" to Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Circular.

         (j) BRING-DOWN COMFORT LETTER. At the Closing Time, the Representatives shall have received from KPMG Wideri Oy Ab a letter, dated as of the Closing Time, in form and substance satisfactory to the Representatives to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (h) of this Section, except that the specified date referred to shall be a date not more than three Business Days prior to the Closing Time.

         (k) COMPLETION OF DEBT TRANSFER AND ASSUMPTION. As at the Closing Time, the Debt Transfer and Assumption shall have been completed to the satisfaction of the Representatives.

         (l) MAINTENANCE OF RATING. At the Closing Time, the Securities shall be rated at least B2 by Moody's and B by S&P, and the Company shall have delivered to the Representatives a letter dated the Closing Time, from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Securities have such ratings; and since the date of this Purchase Agreement, there shall not have occurred a downgrading in the rating assigned to the Securities or any of the Company's other debt securities by any "nationally recognized statistical rating agency," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such securities rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Securities or any of the Company's other debt securities.

         (m) PORTAL. At the Closing Time, the Securities shall have been designated for trading on PORTAL.

         (n) APPROVAL OF LISTING. At the Closing Time, the Securities shall have been approved for listing on the Luxembourg Stock Exchange, subject only to official notice of issuance.

         (o) ADDITIONAL DOCUMENTS. At the Closing Time, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Notes as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfilment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers.

         (p) OPERATIVE DOCUMENTS. The Initial Purchasers shall have received a counterpart, conformed as executed, of each Operative Document which shall have been entered into by the Company and all other applicable parties.

         (q) PERFECTION OF PLEDGES. At the Closing Time, all necessary notifications required under applicable law for the perfection of the pledges have been made as provided for in, and in accordance with, each of the Finnish Deed of Pledge and the Dutch Deed of Pledge and such pledges shall have been validly created and enforceable in favour of the Trustee for the benefit of the holders of the Securities, in each case, as provided in the respective agreement.

         (r) APPROVALS AND NOTICE. The Company and its subsidiaries shall have
(i) received on or prior to the Closing Date all consents, approvals, authorisations and other orders of, or qualifications with, each court, regulatory authority, governmental body or agency, or third party, and (ii) given all notices required under relevant law and any material agreements, in each case, required to execute, deliver and perform the Operative Documents.

         (s) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Purchase Agreement may be terminated by the Representatives by written notice to the Company at any time at or prior to the Closing Time, and such termination shall be without liability of any party to any other party except as provided in
Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

         SECTION 6. Subsequent Offers and Resales of the Securities.

         (a) OFFER AND SALE PROCEDURES. Each of the Initial Purchasers, severally and not jointly, and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the
Securities:

             (i) OFFERS AND SALES ONLY TO CERTAIN BUYERS. Offers and sales of the Notes shall only be made (A) to persons whom the offeror or seller reasonably believes to be qualified institutional buyers, as defined in Rule 144A under the 1933 Act ("QUALIFIED INSTITUTIONAL BUYERS"), or (B) non-U.S. persons outside the United States, as defined in Regulation S under the 1933 Act, to whom the offeror or seller reasonably believes, after due inquiry, offers and sales of the Notes may be made in reliance upon Regulation S under the 1933 Act. Each Initial Purchaser severally agrees that it will not offer, sell or deliver any of the Notes in any jurisdiction outside the United States except under circumstances that, to the best of its knowledge and belief, after due inquiry, will result in compliance with the applicable laws thereof.

             (ii) NO GENERAL SOLICITATION. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering or sale of the Notes.

             (iii) PURCHASES BY NON-BANK FIDUCIARIES. In the case of a non-bank Subsequent Purchaser of a Note acting as a fiduciary for one or more third parties, each third party shall, in the judgment of the applicable Initial Purchaser, be a Qualified Institutional Buyer or a non-U.S. person outside the United States.

             (iv) SUBSEQUENT PURCHASER NOTIFICATION. Each Initial Purchaser will inform, and cause each of its U.S. Affiliates to inform, persons acquiring Notes from such Initial Purchaser or Affiliate, as the case may be, in the United States that the Notes (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A or in accordance with another exemption from registration under the 1933 Act, as the case may be, and (C) may not be offered, sold or otherwise transferred except (1) to the Company, (2) outside the United States in accordance with Regulation S, or (3) inside the United States in accordance with (I) Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Notes for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A, or (II) pursuant to another available exemption from registration under the 1933 Act.

             (v) MINIMUM PRINCIPAL AMOUNT. No sale of the Notes to any one Subsequent Purchaser in the United States will be for less than(euro)100,000 principal amount.

             (vi) RESTRICTIONS ON TRANSFER. The transfer restrictions and the other provisions set forth in the Offering Circular under the heading "Notice to Investors", including the legend required thereby, shall apply to the Notes except as otherwise agreed by the Company and the Initial Purchasers.

         (b) COVENANTS OF THE COMPANY. The Company covenants with each Initial Purchaser as follows:

             (i) INTEGRATION. The Company agrees that it will not and will cause its Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale would render invalid (for the purpose of (A) the sale of the Notes by the Company to the Initial Purchasers, (B) the resale of the Notes by the Initial Purchasers to Subsequent Purchasers, or (C) the resale of the Notes by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A or by Regulation S thereunder or otherwise.

             (ii) RULE 144A INFORMATION. The Company agrees that, in order to render the Notes eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Notes remain outstanding, it will make available, upon request, to any holder of Notes or prospective purchasers of Notes the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act.

             (iii) RESTRICTION ON REPURCHASES. Until the expiration of two years after the original issuance of the Securities, the Company will not, and will cause its Affiliates not to, resell any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933 Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker's transactions).

         (c) STABILISATION INFORMATION. The Company has been informed of the existence of the U.K. Financial Services Authority stabilising guidance contained in Section MAR 2, Ann 2G of the Handbook of rules and guidance issued by the Financial Services Authority.

         (d) EUROPEAN UNION DIRECTIVE. The Company undertakes that, if the conclusions of the ECOFIN Council meeting of 26th-27th November 2000 are implemented it will use its best endeavours to ensure that it maintains a payment agent in a European Union member state that will not be obliged to withhold or deduct tax pursuant to the proposed European Union Directive on the taxation of savings income.

         (e) ADDITIONAL REPRESENTATIONS AND WARRANTIES OF INITIAL PURCHASERS.

             (i) CONTRACTUAL ARRANGEMENTS. Each Initial Purchaser severally and not jointly represents and agrees that it has not entered and will not enter into any contractual arrangements with respect to the distribution of the Notes, except with its affiliates or with the prior written consent of the Company.

             (ii) QUALIFIED INSTITUTIONAL BUYER. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a Qualified Institutional Buyer and an "accredited" investor" within the meaning of Rule 501(a) under the 1933 Act.

             (iii) RESALE PURSUANT TO RULE 903 OF REGULATION S OR RULE 144A. Each Initial Purchaser understands that the Notes have not been and will not be registered under the 1933 Act and may not be offered or sold within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act. Each Initial Purchaser severally represents and agrees that it has not offered or sold, and will not offer or sell, any Notes constituting part of its allotment within the United States except in accordance with Rule 903 of Regulation S under the 1933 Act, Rule 144A under the 1933 Act or another applicable exemption from the registration requirements of the 1933 Act. Accordingly, neither it nor its affiliates or any persons acting on its behalf have engaged or will engage in any directed selling efforts with respect to the Notes. Terms used in this paragraph have the meanings given to them by Regulation S.

             (iv) UK SELLING RESTRICTIONS. Each Initial Purchaser severally and not jointly represents and warrants that (A) it has not offered or sold and, prior to the expiry of a period of six months from the Closing Time, will not offer or sell any Notes to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995; (B) it has communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of the FSMA received by it in connection with the issue or sale of any Notes in circumstances in which section 21(1) of the FSMA does not apply to the Issuer; and (C) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

         SECTION 7. Indemnification.

         (a) INDEMNIFICATION OF INITIAL PURCHASERS. The Company agrees to indemnify and hold harmless each Initial Purchaser, each Rule 144A Selling Agent, and each person, if any, who controls any Initial Purchaser or Rule 144A Selling Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

             (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Offering Circular (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

             (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of or based upon any breach or alleged breach by the Company of its obligations hereunder (including any breach or alleged breach by the Company of the representations, warranties or undertakings contained or referred to in this Purchase Agreement or any circumstances which constitute such a breach);

             (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Initial Purchaser or Rule 144A Selling Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

PROVIDED, HOWEVER, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser or Rule 144A Selling Agent through the Representatives expressly for use in the Offering Circular.

         (b) INDEMNIFICATION OF COMPANY. Each Initial Purchaser severally agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 7(a) above, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Circular in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser or Rule 144A Selling Agent through the Representatives expressly for use in the Offering Circular.

         (c) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defence of any such action and can assume the defence with counsel satisfactory to the indemnified party; PROVIDED, HOWEVER, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. After notice from the indemnified party of assumption of defence, the indemnifying party is not liable to the indemnified party. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         SECTION 8. CONTRIBUTION. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Purchase Agreement, or (b) if the allocation provided by clause (a) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(a) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

         The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Purchase Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Notes pursuant to this Purchase Agreement (before deducting expenses) received by the Company and the total underwriting commissions received by the Initial Purchasers, bear to the aggregate initial offering price of the Notes.

         The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section was determined by PRO RATA allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

         Notwithstanding the provisions of this Section, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased and sold by it hereunder exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

         No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' respective obligations to contribute pursuant to this Section are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

         The obligations of the Company under Section 7 and Section 8 will be in addition to any liability which the Company may otherwise have and will extend, upon the same terms and conditions, to each person, if any, who is the parent company of any Initial Purchaser, or the subsidiary of such parent, or who controls any Initial Purchaser within the meaning of the 1933 Act or is the directors, officer, agent or employee of any such person; and the obligations of the Initial Purchaser under Section 7 and Section 8 will be in addition to any liability which the respective Initial Purchaser may otherwise have and will extend, upon the same terms and conditions, to each officer and director of the Company.

         The Company and its Affiliates will not make any claim against any of the Initial Purchasers, or any other indemnified party, to recover any loss, claim, damage or liability which the Company or any of its Affiliates or any other person may suffer or incur by reason of arising out of the carrying out or the performance by any indemnified party, or on their behalf, of their obligations or services under this Purchase Agreement unless and to the extent that such loss, damage cost charge or expense arises from the gross negligence, wilful default or bad faith of such indemnified party.

         SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Purchase Agreement or in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Initial Purchasers.

         SECTION 10. Termination of Agreement.

         (a) TERMINATION; GENERAL. The Representatives may terminate this Purchase Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been in the opinion of the Representatives, since the time of execution of this Purchase Agreement or since the respective dates as of which information is given in either the

Preliminary Offering Circular or Final Offering Circular, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, (ii) if there has occurred in the opinion of the Representatives any material adverse change in any financial market in either Europe or the United States or any other international financial market, any outbreak of hostilities or escalation thereof or other calamity or crisis, or any change or development involving a prospective change in national or international political, financial or economic conditions, or any material disruption in commercial banking or securities settlement or clearance in the United States, the European Union or any member state of the European Union, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, (iii) if trading generally on the London Stock Exchange, the Luxembourg Stock Exchange, the American Stock Exchange, the New York Stock Exchange or in The Nasdaq Stock Market, Inc. has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, (iv) if any banking moratorium has been declared by either U.S. federal or New York authorities or by the competent governmental or regulatory authorities in the European Union or any member state of the European Union, or (v) an adverse change or a prospective adverse change since the date hereof in the tax laws of the United States, the European Union, or any member state of the European Union which affect the Securities or the transfer thereof (otherwise than as set forth in the Offering Circular) or the imposition or exchange controls by the United States, the European Union or any member state of the European Union.

         (b) LIABILITIES. If this Purchase Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

         SECTION 11. DEFAULT BY ONE OR MORE OF THE INITIAL PURCHASERS. If one or more of the Initial Purchasers shall fail at the Closing Time to purchase the Notes which it or they are obligated to purchase under this Purchase Agreement (the "DEFAULTED SECURITIES"), the Representative(s) shall have the right, but not the obligation, within 36 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other Initial Purchaser(s), to purchase, each severally and not jointly, all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 36-hour period, then this Purchase Agreement shall terminate without liability on the part of any non-defaulting Initial Purchaser.

         No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

         In the event of any such default which does not result in a termination of this Purchase Agreement, either the Representatives or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Circular or in any other documents or arrangements, and the Company agrees to prepare promptly any amendments to the Offering Circular which in the opinion of the Representatives may thereby be necessary.

         SECTION 12. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to the Representatives at (a) Merrill Lynch International, Merrill Lynch Financial Centre, 2 King Edward Street, London, EC1A 1HQ, attention: Europe Leveraged Finance Group (fax: +44 207 995 0525); and
(b) Goldman Sachs International, Peterborough Court, 133 Fleet Street, London EC4A 2BB, attention: Debt Capital Markets (fax: +44 207 774 4477); and (c) HypoVereinsbank, Arabellastrasse 12, D-81925 Munich, Germany, attention:
Transaction Management Group (MSE7) (fax: +49 89 378 15966). Notices to the Company shall be directed to it at Sanitec International S.A., c/o Dr. Manuel Frias, 19-21, boulevard Prince Henri, L-1724 Luxembourg, RC Luxembourg B 82 055, with a copy to Sanitec Corporation, Mikonkatu 15A, 00100 Helsinki, Finland, attention of Timo Lehto.

         SECTION 13. PARTIES. This Purchase Agreement shall inure to the benefit of, and be binding upon, the Initial Purchasers and the Company and their respective successors. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor by reason merely of such purchase.

         SECTION 14. GOVERNING LAW AND JUDGMENTS.

         (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF ENGLAND AND WALES WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         (b) To the extent that the Company or any of its respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from set-off or counterclaim, from the competent jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any competent jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Purchase Agreement and the transactions contemplated hereby, the Company hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consent to such relief and enforcement.

         (c) This Purchase Agreement does not create any rights for third parties under the Contracts (Rights of Third Parties) Act 1999 (which will apply to this Purchase Agreement) other than each person, if any, who is the parent company of any Initial Purchaser, or the subsidiary of such parent, or who controls any Initial Purchaser within the meaning of the 1933 Act or is the director, officer, agent or employee of any such person. Such persons may enforce their rights under this Purchase Agreement. The Initial Purchasers will have no liability to any such person for any action or inaction under or pursuant to this Purchase Agreement. The parties to this Purchase Agreement may terminate, amend, restate or vary this Purchase Agreement in anyway without the consent of the other persons described in this Section 14(c).

         (d) Each of the parties hereto irrevocably agrees that any suit, action or proceeding arising out of or based upon this Purchase Agreement shall be instituted in the courts of England and Wales; and irrevocably waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding; and irrevocably submits to the jurisdiction of the courts of England and Wales in any such suit, action or proceeding. However, no Initial Purchaser shall be prevented from bringing proceedings in any other courts with jurisdiction. To the extent allowed by law, the Initial Purchasers may bring concurrent proceedings in any number of jurisdictions. The Company has appointed Twyford Bathrooms, a wholly-owned indirect subsidiary of the Company, as its authorised agent (the "UK AUTHORISED AGENT") upon whom process may be served in any such suit, action or proceeding arising out of or based upon this Purchase Agreement, which may be instituted in a court located in London, England (the "UK APPOINTMENT LETTER AGREEMENT"). The Company expressly consent to the jurisdiction of the courts of England and Wales in respect of any such action and waive any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable unless and until replaced by an agent reasonably acceptable to the Initial Purchasers. The Company represents and warrant that the UK Authorised Agent has agreed to act as said agent for service of process, and the Company agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the UK Authorised Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company.

         (e) The obligation of the parties to make payments pursuant to this Purchase Agreement is in Euros (the "OBLIGATION CURRENCY") and such obligation shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in any currency other than the Obligation Currency or any other realisation in such other currency, whether as proceeds of set-off, security, guarantee, distributions, or otherwise, except to the extent to which such tender, recovery or realisation shall result in the receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder. The party liable to make such payment agrees to indemnify the party which is to receive such payment for the amount (if any) by which such receipt shall fall short of the full amount of the Obligation Currency expressed to be payable hereunder and the party which is to receive such payment agrees to pay to the party liable to make such payment the amount (if any) by which such receipt shall exceed the full amount of the Obligation Currency, and, in each case, such obligation shall not be affected by judgment being obtained for any other sums due under this Purchase Agreement. The parties agree that the rate of exchange which shall be used to determine if such tender, recovery or realisation shall result in the receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder shall be the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York for the Business Day preceding that on which the judgment becomes a final judgment.

         SECTION 15. EFFECT OF HEADINGS. The Article, Section and subsection headings used herein and the Table of Contents are for convenience only and shall not affect the construction hereof.



                            (SIGNATURE PAGE FOLLOWS.)

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Initial Purchasers and the Company in accordance with its terms.

                                           Very truly yours,

                                           SANITEC INTERNATIONAL S.A.



                                           ____________________________________
                                           Name:
                                           Title:


                                           ____________________________________
                                           Name:
                                           Title:

CONFIRMED AND ACCEPTED,
as of the date first above written:


MERRILL LYNCH INTERNATIONAL

________________________________
Name:
Title:


GOLDMAN SACHS INTERNATIONAL

________________________________
Name:
Title:


BAYERISCHE HYPO- UND VEREINSBANK AG

________________________________
Name:
Title:

For themselves and as Representatives of the other Initial Purchasers named in Schedule A hereto.

                                   SCHEDULE A
                                   ----------



                                                              Principal Amount
                          Name of Initial Purchaser            of Securities
                          -------------------------            -------------

Merrill Lynch International ...............................(euro)104,000,000

Goldman Sachs International................................(euro)104,000,000

Bayerische Hypo- und Vereinsbank AG........................(euro)52,000,000

Total......................................................(euro)260,000,000



                                  Schedule A-1

                                   SCHEDULE B
                                   ----------



                              List of Subsidiaries
                              --------------------



                                                                     JURISDICTION OF        OWNERSHIP
SUBSIDIARIES                                                            ORGANISATION        INTEREST
------------                                                            ------------        --------
Pool Financing Helsinki Oy...................................................Finland           100.0
Pool Acquisition Helsinki Oy.................................................Finland           100.0
Sanitec Oy...................................................................Finland           100.0
Ido Bathroom Ltd.............................................................Finland           100.0
Ido Badrum A/S................................................................Norway           100.0
Posgrund Oy..................................................................Finland           100.0
Ido Badrum AB................................................................Sweden            100.0
Posgrund Bad A/S.............................................................Norway            100.0
Ifo Sanitar A/S...............................................................Sweden           100.0
Fastighets AB Pressarna.......................................................Sweden           100.0
Ifo Sanitar A/S...............................................................Norway           100.0
Scandi-aqualine A/S..........................................................Denmark           100.0
Ifo Sanitar Eesti AS.........................................................Estonia           100.0
Scandiaqua Sp.zo.o............................................................Poland           100.0
Sanitec International S.A.....................................................France           100.0
Allia S.A.....................................................................France           100.0
Polyroc S.A...................................................................France            99.9
Omnium de Distribution Sanitaires S.A.S.......................................France            99.9
Omnium de Distribution Sanitaires Sp.Zo.o.....................................Poland            99.9
Murena S.A....................................................................France            99.9
Leda S.A......................................................................France           100.0
Leda Production S.A...........................................................France           100.0
Koralle S.a.r.l...............................................................France           100.0
Produits Ceramiques de Touraine S.A..........................................France            100.0
S.N.B. Manufacture S.A.R.L...................................................France            100.0
Ceravid S.A...................................................................France           100.0
Koninklijke Sphinx B.V...............................................The Netherlands           100.0
Sphinx Services B.V..................................................The Netherlands           100.0
Sphinx Sanitair B.V..................................................The Netherlands           100.0
Sanitair Techniek Rosmalen B.V.......................................The Netherlands           100.0
Aardewerkfabrik de Toekomst B.V......................................The Netherlands           100.0
Warneton Industrie S.A.......................................................Belgium           100.0
Sanker Spol. S.r.o..........................................................Slovakia           100.0
ODS Panda Sp.Zo.o.............................................................Poland           100.0
Sphinx Gusatvsberg Wroclaw Sp.z.o.o...........................................Poland            80.4
Deutsche Sphinx Beteiligungen GmbH...........................................Germany           100.0
Sphinx International B.V.............................................The Netherlands           100.0
Baduscho Vertriebs Ges.m.b.H.................................................Austria           100.0
Richard Heinze GesmbH........................................................Austria           100.0
Richard Heinze GesmbH & Co. KG...............................................Austria           100.0
Bekon Koralle AG.........................................................Switzerland           100.0
Koralle Sp.Z.o.o..............................................................Poland           100.0
Sphinx Bathrooms Belgium N.V.................................................Belgium           100.0

                                                                     JURISDICTION OF        OWNERSHIP
SUBSIDIARIES                                                            ORGANISATION        INTEREST
------------                                                            ------------        --------
Sphinx Bathrooms Ltd..................................................United Kingdom           100.0
Koralle International GmbH...................................................Germany            94.8
Deutsche Sphinx Sanitar GmbH.................................................Germany            96.8


                                  Schedule B-1

Koralle Sanitarprodukte GmbH.................................................Germany            96.8
Servico Gesellschaft fur Sanitartechnik GmbH.................................Germany            96.8
Ceravid GmbH.................................................................Germany           100.0
Keramag Keramische Werke AG .................................................Germany            95.0
Keramag Keramische Werke Haldensleben GmbH...................................Germany            95.0
Varicor S.A...................................................................France            95.0
Keramag Vertriebs Holding GmbH...............................................Germany            95.0
Deutsche Sphinx Vertriebs GmbH...............................................Germany            95.0
Eurocer Industria de Sanitarios S.A.........................................Portugal           100.0
Kerallia Productos Sanitarios Lda...........................................Portugal           100.0
Laminex Sp.z.o.o..............................................................Poland           100.0
Evac International Ltd.......................................................Finland           100.0
Evac AB.......................................................................Sweden           100.0
Evac Vacuum Systems (Shanghai) Co Ltd..........................................China           100.0
Evac GmbH....................................................................Germany           100.0
AquaMar GmbH.................................................................Germany           100.0
Evac Oy......................................................................Finland           100.0
Evac S.A.R.L..................................................................France           100.0
Evac S.r.l.....................................................................Italy           100.0
Envirovac Inc....................................................................USA           100.0
Sphinx Bathrooms Ltd.............................................................USA           100.0
Evac Ltda.....................................................................Brazil           100.0
Sanitec Kolo Sp.z.o.o.........................................................Poland            99.5
Scan Aqua Sp.Zo.o.............................................................Poland           100.0
Sugarlop B.V.........................................................The Netherlands           100.0
Sanitec Leasing AB............................................................Sweden           100.0
Dominio Italia S.p.A...........................................................Italy           100.0
Sanitec Italia S.p.A...........................................................Italy           100.0
Pozzi Ginori S.p.A.............................................................Italy           100.0
Sanitec Servizi Logistici S.r.l................................................Italy           100.0
Domino S.p.A...................................................................Italy           100.0
Royal Sanitec AB..............................................................Sweden           100.0
Sanitec UK............................................................United Kingdom           100.0
Twyford Bathrooms.....................................................United Kingdom           100.0
Twyford Holdings Ltd..................................................United Kingdom           100.0
Twyford Ltd...........................................................United Kingdom           100.0
Twyford Plumbing Solutions Ltd........................................United Kingdom           100.0
Curran Ltd............................................................United Kingdom           100.0
Sanitec Service GmbH.........................................................Germany           100.0
Scandi-Aqualine Finans Aps...................................................Denmark           100.0





                                  Schedule B-2

                                                                       Exhibit A



                  FORM OF OPINION OF COMPANY'S ENGLISH COUNSEL

                           TO BE DELIVERED PURSUANT TO

                                  SECTION 5(a)


(1) the Indenture constitutes a valid and legally binding obligation of the Issuer under the laws of England and Wales enforceable thereunder against the Issuer;

(2) when the Notes are delivered to and paid for by the Initial Purchasers pursuant to the Purchase Agreement on 7th May 2002 (the "Closing Date") (assuming such Notes have been duly authenticated by the Paying Agent), the Notes will constitute valid and legally binding obligations of the Issuer under the laws of England and Wales enforceable thereunder against the Issuer and entitled to the benefit of the Indenture;

(3) the Purchase Agreement constitutes a valid and legally binding obligation of the Issuer under the laws of England and Wales, enforceable thereunder against the Issuer;

(4) the Agency Agreement constitutes a valid and legally binding obligation of the Issuer under the laws of England and Wales enforceable thereunder against the Issuer;

(5) the Subordination Agreement constitutes a valid and legally binding obligation of the Issuer and the Parent under the laws of England and Wales enforceable thereunder against the Issuer and the Parent;

(6) the PIK On-Loan Transfer and Assumption Agreement constitutes a valid and legally binding obligation of the Issuer and the Parent under the laws of England and Wales enforceable thereunder against the Issuer and the Parent;

(7) the Documents conform in all material respects to the descriptions thereof contained in the Offering Circular;

(8) no consent, approval, authorisation, or order of, or filing with, any English governmental agency or body or any English court is required for the consummation of the transactions contemplated by the Operative Documents or in connection with the issuance and sale of the Notes;

(9) the execution, delivery and performance of the Operative Documents and the issuance and sale of the Notes to the Initial Purchasers and compliance with the terms and provisions thereof, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under:

         (A) any statute, rule, regulation or order of any English governmental agency or body or any English court having jurisdiction over the Issuer or the Parent or any subsidiary of either of them or any of their properties; or



                                  Exhibit A-1

         (B) any agreement or instrument known to us to which the Issuer, the Parent or any subsidiary of them is a party or by which any of them is bound or to which any of the properties of any of either of them is subject, except for any such breach, violation or default which could not reasonably be expected to have a Material Adverse Effect;

(10) the English courts would recognise and give effect to the choice of English law as the governing law of the Documents and would accept jurisdiction in connection with claims under the Documents;

(11) the English courts would recognise and give effect to the choice of laws of the state of New York as the law governing the Registration Rights Agreement and would accept jurisdiction in connection with claims under the Registration Rights Agreement;

(12) the English courts would recognise and give effect to the choice of Finnish law as the law governing the Finnish Deed of Pledge and would accept jurisdiction in connection with claims under the Finnish Deed of Pledge and the Notes On-Loan;

(13) the English courts would recognise and give effect to the choice of Dutch law as the law governing the Dutch Deed of Pledge and would accept jurisdiction in connection with claims under the Dutch Deed of Pledge;

(14) except as disclosed in the Offering Circular, to our knowledge there are no pending actions, suits or proceedings against the Issuer or any subsidiary of the Issuer or any of their properties which, if determined adversely to any of them, could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, or would materially and adversely affect the ability of any of them to perform their respective obligations under any of the English Law Operative Documents or which are otherwise material in the context of the Offering; and, to our knowledge, no such actions, suits or proceedings are threatened or contemplated;

(15) there are no registration, filing or similar formalities required in England and Wales in relation to the issue, sale or offering of the Notes in the manner contemplated by the Purchase Agreement or the performance by the Issuer of its obligations thereunder; and the Offering Circular will not breach the provisions of any securities laws of England and Wales, including, without limitation, the Public Offers of Securities Regulations 1995 (as amended), the FSMA and any other regulations, orders or rules made thereunder;

(16) insofar as any matter of English law is addressed therein, the statements made in the Offering Circular under the headings "Description of Notes", "Enforcement of Liabilities and Service of Process" and "Risk Factors -The indenture and the notes are governed by, and construed in accordance with, English law", to the extent that they constitute matters of law or legal conclusions, fairly present the information disclosed therein;

(17) the statements in the Offering Circular relating to English income tax and such tax as it may be affected by a proposed draft directive of the European Union under the heading "Taxation - United Kingdom Tax Considerations" and "Taxation - Proposed



                                  Exhibit A-2

         EU directive on the taxation of savings income" have been reviewed by us and fairly summarise the matters addressed therein;

(18) the description in the Offering Circular of documents governed by English law under the headings "Summary - The Offering", "Description of Notes" and "Description of Other Indebtedness and Certain Related Agreements" insofar as they purport to constitute a summary of the provisions of any of the documents described therein, fairly summarize the provisions of such documents purported to be described;

(19) no issue, documentary, registration or other similar tax imposed by any government department or other taxing authority of or in the United Kingdom is payable in connection with the initial issuance and delivery of the Notes or any transfer of the Notes, or the execution, delivery and performance of the Purchase Agreement and the Notes by the Issuer;

(20) under English law relating to the submission to jurisdiction, the Issuer, pursuant to Section 14 of the Purchase Agreement, Section 14.2 of the Subordination Agreement, Section 24 of the Agency Agreement and
         Section 12.10 of the Indenture has validly and irrevocably submitted to the jurisdiction of any English court in any action arising out of or related to the Purchase Agreement, the Subordination Agreement, the Agency Agreement or the Indenture, as the case may be, and has validly appointed Twyford Bathrooms as its authorised agent for the purposes described in those documents;

(21) under English law relating to the submission to jurisdiction, the Parent, pursuant to Section 14.2 of the Subordination Agreement has validly and irrevocably submitted to the jurisdiction of any English court in any action arising out of or related to the Subordination Agreement and has validly appointed Twyford Bathrooms as its authorised agent for the purposes described in the Subordination Agreement; and

(22) Twyford Bathrooms is duly incorporated and validly existing as a private company under the laws of England and Wales and has validly accepted appointment as authorised agent for the Issuer under the Purchase Agreement, Subordination Agreement, the Agency Agreement and the Indenture and for the Parent under the Subordination Agreement.




                                  Exhibit A-3

                                                                       Exhibit B



               FORM OF OPINION OF COMPANY'S UNITED STATES COUNSEL

                           TO BE DELIVERED PURSUANT TO

                                  SECTION 5(b)

(1) No consent, approval, authorization or order of, or filing with, any U.S. federal or State of New York governmental agency or body or any U.S. federal or State of New York court is required for the consummation of the transactions contemplated by the Specified Documents, or in connection with the issuance and sale of the Notes, other than as may be required under the Securities Act and the rules and regulations thereunder with respect to the Registration Rights Agreement and the transactions contemplated thereby and such as may be required by U.S. state securities laws in connection with the offer and sale of the Notes.

(2) The execution, delivery and performance of the Specified Documents and the issuance of the Notes and the consummation of the transactions contemplated in the Purchase Agreement and in the Offering Circular (including the use of the proceeds from the sale of the Notes as described in the Offering Circular under the caption "Use Of Proceeds") and compliance by the Company with its obligations under the Specified Documents do not and will not, result in any violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any U.S. federal or State of New York government, government instrumentality or court, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties, assets or operations (except for such violations, conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect).

(3) It is not necessary in connection with (i) the offer and sale of the Notes by the Company to the Initial Purchasers in the manner contemplated by the Purchase Agreement or (ii) the resales of the Notes by the Initial Purchasers in the manner contemplated by the Purchase Agreement and the Offering Circular to register the offer and sale of the Notes under the Securities Act or to qualify an indenture in respect of the Notes under the U.S. Trust Indenture Act of 1939, as amended. The Indenture is in such form that would not preclude qualification under such Act in accordance with the provisions of the Registration Rights Agreement.

(4) The Company is not, and after giving effect to the offer and sale of the Notes and the application of the proceeds thereof as described in the Offering Circular will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the 1940 Act.

(5) Assuming that the Registration Rights Agreement has been duly authorized, executed and delivered by the Company and the other parties thereto, the Registration Rights Agreement constitutes a valid and legally binding obligation of the Company under the laws of the State of New York, enforceable thereunder against the Company in accordance with its terms.



                                  Exhibit B-1

(6) The Registration Rights Agreement conforms in all material respects to the description thereof contained in the Offering Circular.

(7) The choice of New York law pursuant to Section ___ of the Registration Rights Agreement is, under the laws of the State of New York, a valid choice of law.

(8) Under the laws of the State of New York relating to submission to jurisdiction, pursuant to Section ___ of the Registration Rights Agreement, the Company has validly and irrevocably submitted to the personal jurisdiction of any New York or U.S. Federal court located in the City of New York, State of New York in any action arising out of or related to the Registration Rights Agreement; have, to the fullest extent permitted by law, validly and irrevocably waived any objection to the venue of a proceeding in any such court; and [have validly appointed CT Corporation System as their authorized agent] for the purposes described in the Registration Rights Agreement.

(9) The descriptions in the Offering Circular under the headings "Taxation--United States Federal Income Tax Considerations" and "Description of the Notes", to the extent that they constitute matters State of New York or U.S. federal law or legal conclusions with respect thereto, while not purporting to discuss all possible consequences of investment in the Notes, are correct in all material respects with respect to those consequences or matters that are discussed therein.

                                               * * * * *

   Nothing has come to our attention causes us to believe that the Offering Circular (except for financial statements and schedules therein as to which we need make no statement), as of the date thereof and as of the Closing Time, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.






                                  Exhibit B-2

                                                                       Exhibit C



                 FORM OF OPINION OF COMPANY'S LUXEMBOURG COUNSEL

                           TO BE DELIVERED PURSUANT TO

                                  SECTION 5(c)



(1) Each of the Company and the Parent is a company duly incorporated and validly existing with full power to carry on its business under its Articles of Incorporation and the laws of Luxembourg and has the power and corporate authority to execute and deliver the Agreements, to perform the transactions contemplated therein, to issue the Notes and to perform its obligations under the Notes;

(2) The Agreements have been duly authorised and executed by each of the Company and the Parent and, subject to their validity and enforceability under (a) the laws of England and Wales with respect to the Purchase Agreement, the Indenture, the Agency Agreement, the PIK On-Loan Transfer and Assumption Agreement and the Subordination Agreement, (b) the laws of the State of New York with respect to the Registration Rights Agreement, (c) the laws of Finland with respect to the Notes on-Loan, the Shareholder Loan Transfer and Assumption Agreement, the PIK On-Loan Agreement II, the Finnish Shareholder Loan Facility and the Finnish Deed of Pledge, (d) the laws of Germany with respect to the Senior Notes Loan Subordination Agreement, and (e) the laws of the Netherlands with respect to the Dutch Deed of Pledge, by which they are respectively governed, constitute legal, valid and binding obligations of the Company and the Parent, enforceable in accordance with their respective terms;

(3) The Notes have been duly authorised, executed and delivered by the Company, and the Notes, when authenticated pursuant to the Indenture and paid for pursuant to the Purchase Agreement will have been duly authenticated and will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms;

(4)      The Offering Circular has been duly authorised by the Company;

(5) The Agreements have been signed by a person duly authorised to sign on behalf of the Company and the Parent by the board resolutions referred to in items 17) and 18) above;

(6) The Notes have been signed, as provided for by the Indenture, by two persons duly authorised to sign on behalf of the Company by the board resolutions referred to in item 17) above;

(7) The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated therein and compliance by the Company and the Parent with their obligations provided therein, and the issue of the Notes will not conflict with or constitute violation of the Articles of Incorporation of the Company, or of the Parent or Luxembourg law;



                                  Exhibit C-1

(8) No consents, clearances, approvals, authorisations or orders of any Luxembourg court, government department or other regulatory body are required for the creation, offering, issue or delivery of the Notes by the Company or the performance of its obligations thereunder or for the execution, delivery and performance by the Company and the Parent of the Agreements or in connection with the issuance of the Notes except necessary filings (i) with the Luxembourg Stock Exchange and (ii) of the NOTICE LEGALE relating to the Notes with the Greffe du Tribunal d'Arrondissement de Luxembourg;

(9) It is not necessary in order to ensure the legality, validity, enforceability or admissibility in evidence of the Agreements, or the Notes that any such document be stamped or registered with any public office in Luxembourg provided however that in case of an action before a court in Luxembourg the relevant document(s) submitted to the court would have to be registered if so ordered by the court (except for the Notes) and an AD VALOREM registration tax the rate of which will depend on the underlying agreement reflected in any such document(s) will become payable except (i) if such amount represents a commission or remuneration which is subject to value added tax and (ii) except in case of enforcement proceeding in respect of a judgement obtained in any country which is subject to the EC Regulation n(Degree) 44-2001 of 22nd December, 2000 and the Convention signed in Lugano on 16th September, 1988 on jurisdiction and recognition and enforcement of judgement in civil and commercial matters (the "Brussels I Regulation", the "Brussels Convention" and the "Lugano Convention", respectively). The tax rate for documents containing acknowledgement of debt is of 0.24% of the relevant amounts provided however registration of the Notes will give rise to a nominal fixed tax only;

(10) Except as set out in opinion (8) above, no stamp, registration, issue or similar duties or taxes or governmental fees and charges are payable in connection with the execution and delivery of the Agreements and the Notes;

(11) It is not necessary for the Initial Purchasers to be licensed or qualified to do business in Luxembourg in order to enable them to enforce their rights under the Purchase Agreement, or for the Trustee to be so licensed or qualified in order to enable it to enforce its rights and the rights of the noteholders under the Indenture or the Notes;

(12) The Company is not required by the existing laws of Luxembourg to make any deductions or withholding from any payment of principal or interest under the Notes;

(13) The consummation of the transactions in the manner contemplated by the Purchase Agreement and the Indenture will not result in the Initial Purchasers or the Trustee being subject to any legal requirements of registration or filing with any Luxembourg authority of any of the documents mentioned above as having been examined by us or the Notes, save for the filings referred to in opinion (vi) above;

(14) The Courts of Luxembourg will accept and give effect to the choice of the laws of (a) England and Wales as the governing law of the Purchase Agreement, the Indenture, the Agency Agreement, the PIK On-Loan Transfer and Assumption Agreement and the Subordination Agreement and the Notes, (b) New York law as the governing law of the Registration Rights Agreement, (c) Finland as the governing law of the Notes On-Loan Agreement, the Shareholder Loan Transfer and Assumption Agreement and the Finnish Deed of Pledge, (d) Germany as the governing law of the Senior Notes



                                  Exhibit C-2

         Loan Subordination Agreement, and (e) the Netherlands as the governing law of the Dutch Deed of Pledge;

(15) The duties and obligations of the Trustee would, as a matter of the provisions of Luxembourg law relating to conflicts of laws, be determined solely by reference to English law. Accordingly, there are no other provisions of Luxembourg law which will impose duties on the Trustee or modify the trust relationships between the Trustee and the holders of the Notes established pursuant to the Indenture, Luxembourg law does not recognise the concept of trust;

         Although Luxembourg has signed but not yet ratified the Hague Convention, Luxembourg courts according to their position adopted since 1992 recognise trusts and the rights granted to a trustee if validly constituted under the foreign laws to which they are subject and if the special rights created and/or granted to trustees which may be unknown in civil law apply to assets situated or deemed situated in a country where such special rights would be recognised;

(16) Each of the Company and the Parent have an issued and outstanding capital as set forth in the Articles of Incorporation, and according to the Articles of Incorporation all of the issued shares of the capital stock of each of the Company and the Parent have been validly issued and are fully paid up;

(17) Neither the Company nor the Parent nor any of their assets are entitled to immunity from suit, execution, attachment or other legal process in Luxembourg;

(18) The courts in Luxembourg will give effect to the submission by the Company to the jurisdiction of the New York courts and the appointment of the person therein mentioned as agent for service in respect of any action arising out of or relating to Registration Rights Agreement which has been executed and is valid and binding on the Company.

         The courts in Luxembourg will give effect to the submission by the Company to the jurisdiction of English courts and the appointment of the person therein mentioned as agent for service in respect of any action arising out of or relating to the Purchase Agreement, the Indenture, the Agency Agreement, the PIK On-Loan Transfer and Assumption Agreement and the Subordination Agreement which have been executed and are valid and binding on the Company, subject to the written acceptance of the jurisdiction clause by the Company.

         The courts in Luxembourg will give effect to the submission by the Company to the jurisdiction of (a) Finnish courts with respect to the Notes On-Loan, the PIK On-Loan Agreement II and the Finnish Deed of Pledge, and (b) courts of Helsinki with respect to the Shareholder Loan Transfer and Assumption Agreement and the Finnish Shareholder Loan Facility which have been executed and are valid and binding on the Company, subject to the written acceptance of the jurisdiction clause by the Company.

         The courts in Luxembourg will give effect to the submission by the Company to the jurisdiction of the courts of Munich with respect to the Senior Notes Loan Subordination Agreement which has been executed and is valid and binding on the



                                  Exhibit C-3

         Company, subject to the written acceptance of the jurisdiction clause by the Company.

         The courts in Luxembourg will give effect to the submission by the Company to the jurisdiction of the courts of Amsterdam with respect to the Dutch Deed of Pledge which has been executed and is valid and binding on the Company, subject to the written acceptance of the jurisdiction clause by the Company;

(19) A final and conclusive judgement against the Company rendered by a New York court in any suit, action and proceedings arising out of or in connection with the Registration Rights Agreement would be enforced by the Luxembourg courts subject to exequator procedure, without re-examining the merits of the case provided the following conditions laid down by Luxembourg law for enforcement or foreign court awards are justified:

         1.       The judgement is enforceable in New York;

         2. The New York court has jurisdiction over the subject matter of the action leading to the judgement;

         3. The New York court has acted in accordance with its own procedural laws;

         4. The judgement was granted following proceedings where the counterparty had the opportunity to appear, and if it appeared, to present a defence;

         5. The New York court applied the substantive laws chosen by the parties to govern the Registration Rights Agreement; and

         6. The judgement is not contrary to the public order of Luxembourg.

         Any judgement obtained in England, Finland, Germany and the Netherlands will be recognised and enforced by the Courts of Luxembourg and any judgement in respect of (a) the Purchase Agreement, Indenture, Agency Agreement, PIK On-Loan Transfer and Assumption Agreement, the Subordination Agreement obtained against the Company in the English Courts, (b) the Senior Notes Loan Agreement, Shareholder Loan Transfer and Assumption Agreement, PIK On-Loan Transfer and Assumption Agreement, PIK On-Loan Agreement I, Finnish Shareholder Loan Facility and Finnish Deed of Pledge obtained against the Company in the Finnish Courts and the courts of Helsinki, (c) the Senior Notes Loan Subordination Agreement obtained against the Company in the Courts of Munich, and (d) the Dutch Deed of Pledge obtained against the Company in the Courts of Amsterdam would be recognised and enforced by a Court in Luxembourg without re-litigation or re-examination or any of the issues, subject to the conditions set out in the Brussels I Regulation pursuant to which the recognition must not be contrary to the Luxembourg public policy.

(20) The information in the Preliminary Offering Circular under "Service of Process and Enforcement of Civil Liabilities", "Summary - Additional Information", "Risk Factors - Luxembourg or other local insolvency laws to which we may be subject may not be as favourable to you as U.S. bankruptcy laws", "Description of Other Indebtedness and Certain Related Agreements" but only with respect to documents to which the Company and/or the Parent are a party, "Description of Notes" and


                                  Exhibit C-4

         "Taxation - Luxembourg Tax Considerations" in so far as they purport to describe the provisions of the laws and documents referred to therein are accurate, complete and fair;

(21) There is, to the best of our knowledge, no pending, or threatened any action, suit, proceeding, inquiry or investigation, to which the Company is or may become a party, or to which the property of the Company is or may become subject, before or brought by any court in Luxembourg, which might reasonably be expected to result in a Material Adverse Effect (as such term is defined in the Purchase Agreement), or which might reasonably be expected to materially and adversely affect the properties thereof or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Company of its obligations thereunder or the transactions contemplated by the Offering Circular;

(22) The obligations of the Company under the Documents will rank at least PARI PASSU with all their other unsecured, non-subordinated obligations other than those preferred by statute, and with the exception of any rights of set-off or counter-claim which may be asserted against the Company; and

(23) To the best of our knowledge, neither the Company nor the Parent is in violation of its Articles of Incorporation and no default by the Company and the Parent exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any of the Documents.






                                  Exhibit C-5

                                                                       Exhibit D

                  FORM OF OPINION OF COMPANY'S FINNISH COUNSEL

                           TO BE DELIVERED PURSUANT TO

                                  SECTION 5(d)


(1) Sanitec Oy is duly organised and validly existing under the laws of Finland;

(2) Sanitec Oy has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Circular;

(3) Assuming that the Finnish Deed of Pledge, Shareholder Loan Transfer and Assumption Agreement, Finnish Shareholder Loan Facility, PIK On-Loan Agreement II, and Notes On-Loan (jointly "Finnish Law Operative Documents") have been duly authorised by all requisite corporate action by the Company, each Finnish Law Operative Document will constitute legal, valid and binding obligations of the Company, enforceable against the Company pursuant to Finnish law in accordance with their respective terms;

(4) The Shareholder Loan Transfer and Assumption Agreement, Finnish Shareholder Loan Facility, PIK On-Loan Agreement II and Notes On-Loan have been duly authorised by all requisite corporate action by Sanitec and each constitute legal, valid and binding obligations of Sanitec, enforceable against Sanitec in accordance with their respective terms;

(5) All the Finnish Law Operative Documents conform in all material respects to the descriptions thereof contained in the Offering Circular;

(6) All Finnish Law Operative Documents are in appropriate form to be admissible to evidence in the courts of Finland (after translation into the Finnish or Swedish language);

(7) The execution and delivery by the Company of the Finnish Deed of Pledge does not conflict with or result in a violation of the Articles of Association of Sanitec, or the provisions of any law, rule or regulation of Finland;

(8) The shares of issued and outstanding capital stock of Sanitec pledged under the Finnish Deed of Pledge have been duly authorised and validly issued and are fully paid, non-assessable and on record owned by the Company; and none of the outstanding shares of capital stock of Sanitec was issued in violation of the pre-emptive or other similar rights of any security holder of Sanitec. However, no share certificates evidencing the shares have been issued by Sanitec;

(9) The Finnish Deed of Pledge constitutes the legal, valid and binding obligations of the Company, and the Finnish Deed of Pledge will create valid security interests in accordance with such agreement enforceable in accordance with its respective terms provided, however, that the second priority pledge over the Sanitec Shares is perfected in the manner provided for in the Finnish Deed of Pledge.



                                  Exhibit D-1

(10) The beneficiaries which are parties to Finnish Law Operative Documents will be entitled to sue the Company or Sanitec in a competent court in Finland and to enforce the rights thereunder;

(11) There are no consents, authorizations or approvals of, or filings with, any state governmental or municipal authority or any regulatory authority in Finland required in connection with Operative Documents to ensure the legality and validity thereof or the obligations thereunder.

(12)     Based on our review of the Sanitec's register of shares and relying on
         Section 6 of the Officer's Certificate of the Company there are no other security interests, pledges, liens or encumbrances over the capital stock of Sanitec than a first priority pledge of the shares of Sanitec in favour of the lenders under the senior credit facility described in the Offering Circular;

(13) There are no registration taxes, transfer taxes, stamp taxes or other duties of similar kind payable in Finland as a matter of Finnish law in connection with the execution of performance of the Finnish Law Operative Documents;

(14) In any proceedings taken in Finland pursuant to Finnish Law Operative Document, neither the Company nor Sanitec will be entitled to claim for itself or any of its assets immunity from suit, execution attachment or other legal process;

(15) The choice of Finnish law as the governing law of Finnish Law Operative Documents, and the jurisdiction clause contained therein will be valid and binding and will be upheld, recognized and given effect by the courts of Finland;

(16) The choice of either Dutch law, English law or New York law as the governing law of the Operative Documents (other than Operative Documents governed by Finnish law), will be recognized and given effect by the courts of Finland and the provisions therein for the submission of the Company to the jurisdiction of the courts of England, the Netherlands and the U.S. federal and New York state courts as legal, valid and binding on the Company and Sanitec;

(17) A final judgment for a definite sum given by courts of England or Luxembourg [New York needs to be covered] against the Company in an action instituted in accordance with the terms and provisions of any Operative Document will be enforceable in Finland subject to the application and applicability of the Brussels Convention on Jurisdiction and the Enforcement of Judgements in Civil and Commercial Matters of 1968 and the protocols relating thereto;

(18) Neither the execution of the Operative Documents nor the performance by the Company or Sanitec of its obligations under the Operative Documents conflict with or result in a violation of the Articles of Association of Sanitec or any law, rule or regulation of the Republic of Finland;

(19) The information in the Offering Circular under "Summary - The Transactions" in relation to merger of Sanitec Oyj, "Summary - The Issuer" in relation to the first priority pledge of Sanitec shares, "The right to remedies under the notes security pledge are limited" in relation to the first and second priority pledges of Sanitec



                                  Exhibit D-2
         shares, "The Transactions" in relation to the merger of Sanitec Oyj and in relation to Sanitec's owner, "Description of Other Indebtedness and Certain Related Agreements - PIK Loan, Shareholder Loan" in relation to the loans described therein, "Description of Other Indebtedness and Certain Related Agreements - Notes Security Pledge" in relation to the first and second priority pledge of Sanitec shares, "The Description of Notes - Security" in relation to the first and second priority pledges of Sanitec shares, "The Description of Notes - The Notes On-Loan, the PIK On-Loan 2 and the Shareholder On-Loan 2" in relation to the loans described therein so far as they purport to describe provisions of the laws of the Republic of Finland, actions taken under Finnish law or documents governed by Finnish law are accurate and fair.





                                  Exhibit D-3